UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 27, 2020

Date of Report (date of earliest event reported)

GIGCAPITAL2, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Road, Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	GIX.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	GIX	New York Stock Exchange
Rights to purchase one-twentieth of one share of Common Stock	GIX.RT	New York Stock Exchange
Warrants to purchase one share of Common Stock	GIX.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 27, 2020, the GigCapital2, Inc. (the “Company” or “GigCapital2”) and Waste to Energy Partners LLC (dba Bolder Industries) (“Bolder Industries” or “Bolder”) issued a joint press release, which is attached as Exhibit 99.1 hereto, announcing that the Company and Bolder Industries have entered into a non-binding letter of intent (the “Letter of Intent”) for a business combination. Bolder Industries, a certified B Corporation, innovates sustainable rubber and plastic solutions that address the global waste-tire problem by providing valuable new product outputs from recovered tire materials.

Under the terms of the Letter of Intent, the Company and Bolder intend to enter into a definitive agreement pursuant to which the Company and Bolder would combine, with the former equityholders of both entities holding equity in the combined public company listed on New York Stock Exchange (the “Surviving Company”) and with Bolder’s existing equityholders owning a majority of the equity in the Surviving Company. The final terms of the definitive agreement are subject to the completion of due diligence to the Company’s satisfaction.

Under the terms of the Letter of Intent, the enterprise value of the combined company is approximately $880 million. It is expected that there will be a substantial rollover of equity by the existing equityholders Bolder Industries.

The completion of the business combination is subject to the negotiation and execution of definitive documentation and satisfaction of the conditions therein, including (i) completion of any required stock exchange and regulatory review, (ii) approval of the transaction by the Company’s and Bolder’s stockholders and (iii) receipt by Bolder of any required third-party approvals. Accordingly, no assurances can be made that the parties will successfully negotiate and enter into a definitive agreement, or that the proposed transaction will be consummated on the terms or timeframe currently contemplated, or at all.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed business combination, GigCapital2 will prepare a proxy statement/prospectus (the “GigCapital2 proxy statement/prospectus”) to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to GigCapital2’s stockholders. GigCapital2 and Bolder urge investors and other interested persons to read, when available, the GigCapital2 proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read GigCapital2’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “GigCapital2 Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The GigCapital2 proxy statement statement/prospectus, once available, and GigCapital2 Annual Report can be obtained, without charge, at the SEC’s web site (http://www.sec.gov).

Participants in the Solicitation

GigCapital2, Bolder and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital2 stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital2’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 30, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital2’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of GigCapital2’s and Bolder’s participants in the solicitation, which may, in some cases, be different than those of GigCapital2’s and Bolder’s equityholders generally, will be set forth in the proxy statement/prospectus relating to the proposed business combination when it becomes available.

Forward-Looking Statements~~:~~

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital2 and Bolder may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance including projected financial information (which is not audited or reviewed by auditors) and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital2 and Bolder, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed business combination, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed business combination may differ materially from the terms and conditions set forth in the term sheet, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of GigCapital2 and Bolder or other conditions to closing, including the failure of the stockholders of GigCapital2 to approve the extension of time for GigCapital2 to consummate its initial business combination at the upcoming annual meeting of stockholders of GigCapital2 that GigCapital2 intends to hold; (4) the impact of the COVID-19 pandemic on (x) the parties’ ability to negotiate and consummate the proposed business combination and (y) the business of Bolder and the combined company; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the demand for Bolder’s and the combined company’s services together with the possibility that Bolder or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) risks and uncertainties related to Bolder’s business, including, but not limited to, the ability of Bolder to increase sales of its output products in accordance with its plan; and (13) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC by GigCapital2 and (y) other documents filed or to be filed with the SEC by GigCapital2. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital2 and Bolder do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction or the extension of time for GigCapital2 to consummate its initial business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated October 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2020

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer and President